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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ___________________


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MAY 28, 1999



                           HALTER MARINE GROUP, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                      1-12159                 72-2656828
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



      13085 INDUSTRIAL SEAWAY ROAD                              39503
         GULFPORT, MISSISSIPPI
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code:  228/896-0029
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ITEM 5.  OTHER EVENTS

    PRESS RELEASE AMENDING EARLIER OUTLOOK FOR THIRD QUARTER FY99 EARNINGS

    On May 27, 1999 the Company issued a press release (the "Press Release") confirming that the Company is engaged in discussions with a company involved in the oilfield service industry regarding a possible stock-for-stock business combination. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

         99.1    Press Release of Registrant dated
                 May 27, 1999

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 1999                       HALTER MARINE GROUP, INC.


                                         By: /S/ RICK S. REES
                                             ----------------------------
                                             Rick S. Rees
                                             Executive Vice President and
                                             As a Duly Authorized Officer
                                             and Chief Financial Officer

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